                                                                Exhibit 10.3


                         Supplemental Agreement No. 17

                                       to

                          Purchase Agreement No. 1405

                                    between

                               The Boeing Company

                                      and

                             SOUTHWEST AIRLINES CO.

                     Relating to Boeing Model 737 Aircraft


          THIS SUPPLEMENTAL AGREEMENT, entered into as of the 8th day of June, 1994, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation with its principal office in the City of Dallas, State of Texas, (hereinafter called Buyer);


                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, the parties hereto entered into that certain Purchase Agreement No. 1405, dated July 23, 1987, relating to the purchase and sale of certain Boeing Model 737 aircraft (the "Aircraft"), which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;" and

          WHEREAS, Buyer has agreed to purchase twelve (12) additional aircraft delivering in 1995 and 1996;

          NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:


                                     S17-1

1.        Article 1, entitled "Subject Matter of Sale" is deleted in its
                               ----------------------
entirety and replaced by the following new Article 1:

ARTICLE 1.        Subject Matter of Sale.
                  ----------------------

                  ARTICLE 1.    Subject Matter of Sale.
                                ----------------------

                  Subject to the provisions of this Agreement, Boeing shall sell and deliver to Buyer, and Buyer shall purchase from Boeing eighteen (18) Boeing Model 737-5H4 aircraft (hereinafter sometimes referred to as the "Block A and Block B" Aircraft) to be manufactured by Boeing in accordance with Boeing Detail Specification D6-38500-3 (which includes CFM International, Inc. CFM56-3-B1 engines), dated July 23, 1987 (as described in Exhibit A attached to the Purchase Agreement), twenty-three (23) Boeing Model 737-3H4 Aircraft (hereinafter sometimes referred to as the Block C-1 and Block D-1 Substitute Aircraft) to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. T (which includes CFM International, Inc. CFM56-3-B1 engines), dated September 19, 1989 (as described in Exhibit A-1 attached to the Purchase Agreement), seven (7) Boeing Model 737-5H4 aircraft (hereinafter sometimes referred to as the "Block C Aircraft) to be manufactured by Boeing in accordance with Boeing Detail Specification D6-38500-3 (which includes CFM International, Inc. CFM56-3-B1 engines), dated June 7, 1989, thirty-four (34) Model 737-3H4 aircraft (hereinafter referred to as the "Block E Aircraft" to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. W (which includes CFM International, Inc. CFM56-3-B1 engines) dated May 22, 1992, (as described in Exhibit A-2 attached to the Purchase Agreement), three
(3) Model 737-3H4 aircraft (hereinafter referred to as the "Block F Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. X (which includes CFM International, Inc. CFM56-3-B1 engines) dated February 26, 1993, (as described in Exhibit A-3 attached to the Purchase Agreement) and twelve (12) Model 737-3H4 aircraft (hereinafter referred to as the "Block G Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. Z (which includes CFM International, Inc. CFM56-3-B1 engines) dated February 15, 1994 (as further described in Exhibit A-4 attached to the Purchase Agreement) as such Detail Specifications may be modified from time to time in accordance with the terms and conditions of
Article 7 herein. Such Detail Specifications as so modified are by this reference incorporated in this Agreement and are hereinafter referred to as the "Detail Specification." In connection with the sale and purchase of the Aircraft, Boeing shall also deliver to Buyer such other things as may be required by this Agreement including data, documents,



                                     S17-2
training and services. All Block A, Block B, Block C, Block C-1 Substitute, Block D-1 Substitute, Block E, Block F and Block G Aircraft are referred to individually and collectively as the "Aircraft" or "AIRCRAFT."

2.        Article 2.1, entitled "Time of Delivery" is deleted in its entirety
                                 ----------------
and replaced by the following new article 2.1 which adds the Block G Aircraft:

          2.1  Time of Delivery.  Each Aircraft shall be delivered to Buyer
               ----------------
assembled and ready for flight, and Buyer shall accept delivery of such Aircraft, during the months set forth in the following schedule or such earlier months as mutually agreed between Boeing and Buyer:


          Month and Year
          of Delivery                                   Quantity of Aircraft
          --------------                                --------------------
                                    Block A
                                    -------
          February 1990                                     One   (1)
          March 1990                                        Two   (2)
          April 1990                                        Two   (2)
          May 1990                                          One   (1)
          August 1990                                       Two   (2)
          September 1990                                    Two   (2)
          May 1991                                          Two   (2)
          September 1991                                    One   (1)

                                    Block B
                                    -------
          February 1991                                     One   (1)
          May 1991                                          Two   (2)
          September 1991                                    Two   (2)

                                    Block C
                                    -------
          February 1992                                     Three (3)
          May 1992                                          Four  (4)

                                    Block C-1
                               Substitute Aircraft
                               -------------------

          June 1992                                         Two   (2)
          July 1992                                         One   (1)
          February 1993                                     Three (3)
          May 1993                                          Four  (4)
          August 1993                                       Two   (2)
          September 1993                                    One   (1)


                                     S17-3

                                   Block D-1
                              Substitute Aircraft
                              -------------------

          February 1994                                     Three (3)
          May 1994                                          Four  (4)
          September 1994                                    Three (3)

                               Block F Aircraft
                               ----------------
          July 1994                                         Two   (2)
          September 1994                                    One   (1)

                               Block E Aircraft
                               ----------------
          January 1995                                      Two   (2)
          April 1995                                        Three (3)
          May 1995                                          Two   (2)
          September 1995                                    Two   (2)
          October 1995                                      Three (3)
          March 1996                                        Two   (2)
          April 1996                                        Three (3)
          May 1996                                          Two   (2)
          July 1996                                         Two   (2)
          August 1996                                       One   (1)
          September 1996                                    Two   (2)
          January 1997                                      Four  (4)
          June 1997                                         Four  (4)
          August 1997                                       Two   (2)

                               Block G Aircraft
                               ----------------
          July 1995                                         Two   (2)
          August 1995                                       Two   (2)
          September 1995                                    Two   (2)
          January 1996                                      Three (3)
          March 1996                                        One   (1)
          June 1996                                         Two   (2)

3.        Article 3.1, entitled "Basic Price" is deleted in its entirety and
                                 -----------
replaced by the following new article 3.1 which adds the Basic Price for the Block G Aircraft:

          3.1 Basic Price. The basic price of each Aircraft shall be equal to
              -----------
the sum of (i) Twenty Million Five Hundred Seventy-Three Thousand One Hundred Twenty-Six Dollars ($20,573,126) for the Block A and Block B Aircraft, Twenty Million, Six Hundred Three Thousand, Seven Hundred Twenty-Six Dollars ($20,603,726) for the Block C Aircraft, Twenty-Three Million Seven Hundred Forty-One Thousand Eight Hundred Seventy-Six Dollars ($23,741,876) for the Block C-1 Substitute Aircraft, Twenty-Three Million, Eight Hundred Eighty Thousand One Hundred Seventy-Six Dollars ($23,880,176) for the Block D-1 Substitute Aircraft,


                                     S17-4

Twenty-Nine Million Five Hundred Seventy-Three Thousand One Hundred Seventy-Eight Dollars ($29,573,178) for the Block E Aircraft, Thirty Million Three Hundred Three Thousand Six Hundred Seventy-Eight Dollars ($30,303,678) for the Block F Aircraft and Thirty-One Million Six Hundred Twenty-Eight Thousand Eight Hundred Sixty-Six Dollars ($31,628,866) for the Block G Aircraft, and (ii) such price adjustments applicable to such Aircraft as may be made pursuant to the provisions of this Agreement, including Article 7 (changes to Detail Specification) and Article 8 (FAA Requirements) or other written agreements executed by Buyer and Boeing.

4. Article 5.1, entitled "Advance Payment Base Price" is revised by inserting after the Block F Aircraft the following:


                          Block G Aircraft
                          ----------------
          Month and Year of              Advance Payment Base
          Scheduled Delivery             Price per Aircraft
          ------------------             --------------------

          July 1995                           $33,455,000
          August 1995                         $33,550,000
          September 1995                      $33,639,000

          January 1996                        $34,026,000
          March 1996                          $34,349,000
          June 1996                           $34,914,000

5. Article 5.2, entitled "Advance Payment Schedule" is revised by inserting after the Block F Aircraft the following schedules for the Block G
Aircraft:

                                       Amount Due per Aircraft
Due Date of Payment                    Block G 1995 Aircraft
-------------------                    -----------------------

Upon execution of Supplemental                   15%
Agreement No. 17

12 months prior to the first                      5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                       5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                       5%
day of the scheduled delivery
month of the Aircraft                            ---

                          Total                  30%




                                     S17-5


                                            Amount Due per Aircraft
Due Date of Payment                 Block G January and March 1996 Aircraft
-------------------                 ---------------------------------------

Upon execution of Supplemental                       10%
Agreement No. 17

18 months prior to the first                          5%
day of the scheduled delivery
month of the Aircraft

12 months prior to the first                          5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                           5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                           5%
day of the scheduled delivery
month of the Aircraft                                ---

                          Total                      30%


Due Date of Payment                      Block G June 1996 Aircraft
-------------------                      --------------------------

Upon execution of Supplemental                        5%
Agreement No. 17

21 months prior to the first                          5%
day of the scheduled delivery
month of the Aircraft

18 months prior to the first                          5%
day of the scheduled delivery
month of the Aircraft

12 months prior to the first                          5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                           5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                           5%
day of the scheduled delivery
month of the Aircraft                                ---

Total                                                30%




                                     S17-6

6. The first sentence in Article 7.3.2 is revised to be written as "The Block E, F and G Aircraft."

7.     A new Exhibit A-4, entitled "Aircraft Configuration - the Block G
                                    ------------------------------------
Aircraft," attached hereto, is incorporated into the Purchase Agreement by this
--------
reference.

8.     A new Exhibit D-3, entitled "Airframe and Engine Price Adjustment - the
                                    ------------------------------------------
Block G Aircraft" attached hereto, is incorporated into the Purchase Agreement
----------------
by this reference.

9.     Letter Agreement No. 6-1162-STE-1364 entitled "Additional Contractual
                                                      ----------------------
Matters" is revised by inserting a new article 2.5 as follows:
-------

       "2.4   Block G Aircraft
              ----------------

              At time of delivery of each of the Block G Aircraft, Boeing will provide a credit memorandum in the amount of $7,500,000."

10. Boeing and Buyer agree that the provisions of Letter Agreement No. 6-1162-STE-1363 , dated July 23, 1987, shall apply to paragraph 9 of this Supplemental Agreement.

The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                                   SOUTHWEST AIRLINES CO.



By:  /s/ R. Leo Lyons                                By: /s/ Gary A. Barron
   ----------------------------                         ------------------------

Its:  Attorney-In-Fact                               Its:  Executive V.P. & COO
    ---------------------------                          -----------------------



                                     S17-7

                                  EXHIBIT A-4

                                      to

                          PURCHASE AGREEMENT NO. 1405

                          Dated______________________

                                    between

                              THE BOEING COMPANY

                                      and

                            SOUTHWEST AIRLINES CO.

                            AIRCRAFT CONFIGURATION

                               BLOCK G AIRCRAFT

                                 MODEL 737-3H4



       The Detail Specification, referred to in Article 1 of the Purchase Agreement, is Boeing Detail Specification D6-76300-2 Revision Z dated February 15, 1994, as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Master Changes listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price.


                                     A-4-8

Exhibit A-4 to
Purchase Agreement No. 1405
Page 2

                                                               PRICE PER
CHANGE REQUEST                                                 AIRCRAFT
NO./TITLE                                                    (1993 STE $)
--------------                                               ------------

2320MP3016                                                         $7,100
   ATSCAL Installation

2523MP3102                                                           N/C
   Bilingual Placard Installation

3040MP3033                                                           N/C
   Window Heat Control Unit P/N 1231-1


                                     A-4-2

                     AIRFRAME AND ENGINE PRICE ADJUSTMENT

                                    between

                              THE BOEING COMPANY

                                      and

                            Southwest Airlines Co.



                 Exhibit D-3 to Purchase Agreement Number 1405

Exhibit D-3
Page 1



                            PRICE ADJUSTMENT DUE TO
                            -----------------------
                             ECONOMIC FLUCTUATIONS
                             ---------------------
                           AIRFRAME PRICE ADJUSTMENT
                           -------------------------
                            (July 1993 Base Price)
                             --------------------

                             The Block G Aircraft
                             --------------------

  1.     Formula.

         The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

         Pa = (P)(L + M - 1)

         Where:

         Pa = Airframe Price Adjustment.

         L = .65 x  ECI
                   -----
                   123.7

         M = .35 x  ICI
                   -----
                   118.3

         P = Aircraft Basic Price (as set forth in Article 3.2 of this
             Agreement) less the base price of Engines (as defined in this Exhibit D-3) in the amount of $6,154,566.

       ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

Exhibit D-3
Page 2



     ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

       In determining the value of L, the ratio of ECI divided by 123.7 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

       In determining the value of M, the ratio of ICI divided by 118.3 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                                  Months to be Utilized
Month of Scheduled                                in Determining the
Aircraft Delivery                                 Value of ECI and ICI
-----------------                                 -------------------------
January                                           June  B, July  B, Aug.  B
February                                          July  B, Aug.  B, Sept. B
March                                             Aug.  B, Sept. B, Oct.  B
April                                             Sept. B, Oct.  B, Nov.  B
May                                               Oct.  B, Nov.  B, Dec.  B
June                                              Nov.  B, Dec.  B, Jan.  D
July                                              Dec.  B, Jan.  D, Feb.  D
August                                            Jan.  D, Feb.  D, Mar.  D
September                                         Feb.  D, Mar.  D, Apr.  D
October                                           Mar.  D, Apr.  D, May   D
November                                          Apr.  D, May   D, June  D
December                                          May   D, June  D, July  D


The following definitions of B and D will apply:

       B  =  The calendar year before the year in which the scheduled month of
                               ------
             delivery as set forth in Article 2.1 occurs.


       D  =  The calendar year during which the scheduled month of delivery as
                               ------
             set forth in Article 2.1 occurs.

Exhibit D
Page 3



  2. If at the time of delivery of an Aircraft Boeing is unable to determine the Airframe Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

       2.1 The Airframe Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

       2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Airframe Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.

Exhibit D-3
Page 4



       2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1993, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D-3.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment.

Note:  Any rounding of a number, as required under this Exhibit D-3 with respect
---- to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher numbe r.

               ENGINE PRICE ADJUSTMENT - CFM INTERNATIONAL, INC.
               -------------------------------------------------
                               (1993 BASE PRICE)
                               -----------------

(a) The Aircraft Basic Price of each Aircraft set forth in Article 3.1 of this Agreement includes an aggregate price for CFM56-3-B1 engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D-3 called "Engines") of Six Million One Hundred Fifty-Four Thousand Five Hundred Sixty-Six Dollars ($6,154,566). The adjustment in Engine price applicable to each Aircraft ("Engine Price Adjustment" herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

       D1  =  (Pb x  CPI  ) - Pb
                    ------
                    130.51

(b)  The following definitions will apply herein:

       D1  =  Engine Price Adjustment

       Pb  =  Aggregate Engine Base Price as set forth in Paragraph (a) above.

       CPI = The Composite Price Index as determined in accordance with the formula set forth below. The Index values referred to below, to be used in determining the CPI, will be for the ninth month prior to the month of scheduled Aircraft delivery. Such Index values will be those prepared by the Bureau of Labor Statistics, U.S. Department of Labor.

              CPI =  L + M1 + M2 + M3

              L   =  The Labor Index for such month will be the quotient,
                     expressed as a decimal and rounded to the nearest thousandth, of the "Hourly Earnings of Aircraft Engines and Engine Parts Production Workers" SIC 3724, for such month divided by Eleven Dollars and Sixteen Cents ($11.16). Such quotient will be multiplied by 100 and then by fifty-five percent (55%) with the value resulting from the latter multiplication expressed as a decimal and rounded to the nearest hundredth.

              M1  =  The Industrial Commodities Index for such month will be equal to ten percent (10%) of the Producer Price Index for "all commodities other than Farm and Foods," Code 3-15, (Base Year 1982 = 100) for such month, expressed as a decimal and rounded to the nearest hundredth.

              M2  =  The Metals and Metal Products Index for such month will be equal to twenty-five percent (25%) of the Producer Price Index for "Metals and Metal Products," Code 10, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

              M3  =  The Fuel Index for such month will be equal to ten percent
                     (10%) of the Producer Price Index for "Fuel and Related Products and Power," Code 5, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

   130.51  =  Composite Price Index for October, 1992.

The factor (CPI divided by 130.51) by which the Aggregate Engine Base Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth.

The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine base price.

(c) The values of the Average Hourly Earnings and Producer Price Indices used in determining the Engine Price Adjustment will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the scheduled Aircraft delivery to Buyer. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

(d) If the U.S. Department of Labor, Bureau of Labor Statistics (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data) or (ii) discontinues publication of any of the data referred to above, CFMI agrees to meet jointly with Boeing and Buyer to jointly select a substitute for the revised or discontinued data; such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the Engine Price Adjustment provisions set forth above will be made to accomplish this result for the affected Engines.

In the event the Engine price escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, CFMI agrees to meet with Boeing and Buyer to jointly agree, to the extent such parties may lawfully do so, to adjust equitably the purchase price of any affected Engine(s) to reflect an allowance for increases in labor, material and fuel costs that have occurred from the period represented by the CPI to the ninth month preceding the month of scheduled delivery of the applicable aircraft.

NOTE:  Any rounding of a number, as required under this Exhibit D-3 with respect
---- to escalation of the Engine price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

                              CHANGE ORDER NO. 14

                                     DATED

                                 JUNE 6, 1994

                                      TO

                          PURCHASE AGREEMENT NO. 1405

                                    BETWEEN

                              THE BOEING COMPANY

                                      AND

                              SOUTHWEST AIRLINES



[This paragraph to be filled in by contracts:]
Purchase Agreement No. 1405, dated September 17, 1987, between The Boeing Company and Southwest Airlines, is hereby amended/ in accordance with Article
7.1 as follows:

I.     Changes To Detail Specification D6-76300-2.

The effects of the changes listed below are hereby incorporated into Detail Specification D6-76300 under Revision "AA" dated May 11, 1994 and described in Exhibit A of the Purchase Agreement.


CHANGE NO./TITLE/AFFECTED AIRCRAFT:
----------------------------------

MASTER CHANGES
--------------

       2320MP3016    ATSCAL Installation                  32 Block E
                                                          Aircraft
       2523MP3102    Installation of                      PS779-PS780 &
                     Bilingual Placards -                 32 Block E
                     Courtesy Signs Only                  Aircraft

       3040MP3033    PED Window Heat Control              22 Block E
                     Unit P/N 1231-1                      Aircraft

                               Affected          MEW            OEW
Cumulative Weight Effect:      Aircraft          lbs.           lbs.
------------------------       --------          ----           ----

The cumulative effect of       PS779-PS780        +4             +4
the foregoing changes,         32 Block E         +4             +4
except Rapid Revisions, on     Aircraft
the weight of the affected
Model 737-3H4 Aircraft,
as reflected in Paragraph
3-60-00 of the Detail
Specification is:


II.    Effect of Changes on Purchase Agreement No. 1510.
       ------------------------------------------------
The effects of the foregoing changes, except Rapid Revisions, on the scheduled month of delivery, Aircraft Basic Price and Advance Payment Base Price of each affected Aircraft, as described in Articles 2 and 3. respectively, of the Purchase Agreement, are set forth below:

                  Effect On                Effect On Basic
Affected          Delivery                 Price Per Aircraft
Aircraft          Month (Art.2)$)          $Aircraft(Art.3)
--------          ---------------          ----------------
PS779-780         None                     $ 6,500 increase
32 Block E        None                     $13,100 increase

SIGNED as of the day and year first above written.


THE BOEING COMPANY                         SOUTHWEST AIRLINES



By /s/ R. Leo Lyons                        By /s/ Gary A. Barron
   ---------------------------                ------------------

Title  Attorney - In - Fact                Title Executive V.P. & CO
       -----------------------                   -------------------

                          WEIGHT AND PRICE TABULATION

                              CHANGE ORDER NO. 14

                                      TO

                          PURCHASE AGREEMENT NO. 1405

                              SOUTHWEST AIRLINES

                            MODEL 737-3H4 AIRCRAFT


                                                               Basic Price
       Change          Affected         MEW        OEW         per Aircraft
       Number          Aircraft         lbs        lbs          1991 ECI $
       ------          --------         ---        ---         ------------
A. Master Changes
   --------------
1.     2320MP3016      32 Block E        +4        +4          $6,600

2.     2523MP3102      PS779-PS780
                       32 Block E         0        0           N/C


3.     3040MP3033      22 Block E         0        0           N/C

       Price Effect only:

1.     2350MP3021      PS779-PS880, 32 Block E                 1,400
2.     2520MP3196      PS779-PS880, 32 Block E                 1,900
3.     2525MP3008      PS779-PS880, 32 Block E                 N/C
4.     2530MP3212      PS779-PS880, 32 Block E                 1,400
5.     3131MP3368      PS779-PS880, 32 Block E                 N/C
6.     3131MP3445      PS779-PS880, 32 Block E                 IB
7.     3131MP3471      PS779-PS880, 32 Block E                 N/C
8.     3443MP3070      PS779-PS880, 32 Block E                 1,800
9.     3445MP3002      PS779-PS880, 32 Block E                 IB
10.    3445MP3036      PS779-PS880, 32 Block E                 IB

                                                           Basic price
       Affected        MEW                OEW              per Aircraft
       Aircraft        lbs.               lbs.             1991 ECI $
       --------        ----               ----             ------------

       Totals:
       PS779-PS780 0   0                           6,500
       32 Block E      +4                 +4                13,100

                                CHANGE SUMMARY

                           DEVELOPMENT CHANGE NO.25

                        DETAIL SPECIFICATION D6-76300-2

                              SOUTHWEST AIRLINES

                            MODEL 737-3H4 AIRCRAFT



       1.       Coffee Makers

Appendix II, Galley 1 and Galley 4, is revised to reflect the correct part number and effectivity in accordance with Boeing Telex number R-7200-9401507, dated April 1, 1994, for Aircraft PS766 and on.

       2.       Miscellaneous Revisions

- Paragraph 1-60 is updated to reflect current airplanes and identification.
-  Figure 1-4 is revised to reflect the accurate armrest orientation.
- Appendix I, Chapter 21, the effectivity of the Nord Micro part numbers is revised to reflect the accurate incorporation.
- The entire Detail Specification has been revised to our standard format.


                                     S18-6

                         Supplemental Agreement No. 18

                                      to

                          Purchase Agreement No. 1405

                                    between

                              The Boeing Company

                                      and

                            SOUTHWEST AIRLINES CO.

                     Relating to Boeing Model 737 Aircraft


       THIS SUPPLEMENTAL AGREEMENT, entered into as of the 13th day of July, 1994, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation with its principal office in the City of Dallas, State of Texas, (hereinafter called Buyer);


                             W I T N E S S E T H:
                             - - - - - - - - - -

       WHEREAS, the parties hereto entered into that certain Purchase Agreement No. 1405, dated July 23, 1987, relating to the purchase and sale of certain Boeing Model 737 aircraft (the "Aircraft"), which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;" and

       WHEREAS, Buyer has agreed to purchase four (4) additional aircraft delivering in February 1995 and to revise the delivery month of two (2) aircraft from January 1995 to November 1994;

       NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:



                                     S18-7

1.     Article 1, entitled "Subject Matter of Sale" is deleted in its entirety
                            ----------------------
and replaced by the following new Article 1:

ARTICLE 1.   Subject Matter of Sale.
             ----------------------

             ARTICLE 1.  Subject Matter of Sale.
                         ----------------------

             Subject to the provisions of this Agreement, Boeing shall sell and deliver to Buyer, and Buyer shall purchase from Boeing eighteen (18) Boeing Model 737-5H4 aircraft (hereinafter sometimes referred to as the "Block A and Block B" Aircraft) to be manufactured by Boeing in accordance with Boeing Detail Specification D6-38500-3 (which includes CFM International, Inc. CFM56-3-B1 engines), dated July 23, 1987 (as described in Exhibit A attached to the Purchase Agreement), twenty-three (23) Boeing Model 737-3H4 Aircraft (hereinafter sometimes referred to as the Block C-1 and Block D-1 Substitute Aircraft) to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. T (which includes CFM International, Inc. CFM56-3-B1 engines), dated September 19, 1989 (as described in Exhibit A-1 attached to the Purchase Agreement), seven (7) Boeing Model 737-5H4 aircraft (hereinafter sometimes referred to as the "Block C Aircraft) to be manufactured by Boeing in accordance with Boeing Detail Specification D6-38500-3 (which includes CFM International, Inc. CFM56-3-B1 engines), dated June 7, 1989, thirty-four (34) Model 737-3H4 aircraft (hereinafter referred to as the "Block E Aircraft" to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. W (which includes CFM International, Inc. CFM56-3-B1 engines) dated May 22, 1992, (as described in Exhibit A-2 attached to the Purchase Agreement), three
(3) Model 737-3H4 aircraft (hereinafter referred to as the "Block F Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. X (which includes CFM International, Inc. CFM56-3-B1 engines) dated February 26, 1993, (as described in Exhibit A-3 attached to the Purchase Agreement), twelve (12) Model 737-3H4 aircraft (hereinafter referred to as the "Block G Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. Z (which includes CFM International, Inc. CFM56-3-B1 engines) dated February 15, 1994 (as further described in Exhibit A-4 attached to the Purchase Agreement) and four (4) Model 737-3H4 aircraft (hereinafter referred to as the "Block H Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. Z (which includes CFM International, Inc. CFM56-3-B1 engines) dated February 15, 1994 (as further described in Exhibit A-5 attached to the Purchase Agreement) and as such Detail Specifications may be modified from time to time in accordance with the terms and conditions of Article 7



                                     S18-6
herein. Such Detail Specifications as so modified are by this reference incorporated in this Agreement and are hereinafter referred to as the "Detail Specification." In connection with the sale and purchase of the Aircraft, Boeing shall also deliver to Buyer such other things as may be required by this Agreement including data, documents, training and services. All Block A, Block B, Block C, Block C-1 Substitute, Block D-1 Substitute, Block E, Block F, Block G and Block H Aircraft are referred to individually and collectively as the "Aircraft" or "AIRCRAFT."

2. Article 2.1, entitled "Time of Delivery" is deleted in its entirety and replaced by the following new article 2.1 which revises the contract delivery month of the January 1995 aircraft to November 1994 and adds the Block H
Aircraft:

       2.1 Time of Delivery. Each Aircraft shall be delivered to Buyer assembled and ready for flight, and Buyer shall accept delivery of such Aircraft, during the months set forth in the following schedule or such earlier months as mutually agreed between Boeing and Buyer:




       Month and Year
       of Delivery                                 Quantity of Aircraft
       --------------                              --------------------
                                    Block A
                                    -------

       February 1990                                   One   (1)
       March 1990                                      Two   (2)
       April 1990                                      Two   (2)
       May 1990                                        One   (1)
       August 1990                                     Two   (2)
       September 1990                                  Two   (2)
       May 1991                                        Two   (2)
       September 1991                                  One   (1)

                                    Block B
                                    -------
       February 1991                                   One   (1)
       May 1991                                        Two   (2)
       September 1991                                  Two   (2)

                                    Block C
                                    -------
       February 1992                                   Three (3)
       May 1992                                        Four  (4)



                                     S18-7


                                   Block C-1
                              Substitute Aircraft
                              -------------------

       June 1992                                       Two   (2)
       July 1992                                       One   (1)
       February 1993                                   Three (3)
       May 1993                                        Four  (4)
       August 1993                                     Two   (2)
       September 1993                                  One   (1)

                                   Block D-1
                              Substitute Aircraft
                              -------------------
       February 1994                                   Three (3)
       May 1994                                        Four  (4)
       September 1994                                  Three (3)

                               Block F Aircraft
                               ----------------
       July 1994                                       Two   (2)
       September 1994                                  One   (1)

                               Block E Aircraft
                               ----------------
       November 1994                                   Two   (2)
       April 1995                                      Three (3)
       May 1995                                        Two   (2)
       September 1995                                  Two   (2)
       October 1995                                    Three (3)
       March 1996                                      Two   (2)
       April 1996                                      Three (3)
       May 1996                                        Two   (2)
       July 1996                                       Two   (2)
       August 1996                                     One   (1)
       September 1996                                  Two   (2)
       January 1997                                    Four  (4)
       June 1997                                       Four  (4)
       August 1997                                     Two   (2)

                               Block G Aircraft
                               ----------------
       July 1995                                       Two   (2)
       August 1995                                     Two   (2)
       September 1995                                  Two   (2)
       January 1996                                    Three (3)
       March 1996                                      One   (1)
       June 1996                                       Two   (2)

                               Block H Aircraft
                               ----------------
       February 1995                                   Four  (4)


                                     S18-6

3.     Article 3.1, entitled "Basic Price" is deleted in its entirety and
                              -----------
replaced by the following new article 3.1 which adds the Basic Price for the Block H Aircraft:

       3.1    Basic Price. The basic price of each Aircraft shall be equal to
              -----------
the sum of (i) Twenty Million Five Hundred Seventy-Three Thousand One Hundred Twenty-Six Dollars ($20,573,126) for the Block A and Block B Aircraft, Twenty Million, Six Hundred Three Thousand, Seven Hundred Twenty-Six Dollars ($20,603,726) for the Block C Aircraft, Twenty-Three Million Seven Hundred Forty-One Thousand Eight Hundred Seventy-Six Dollars ($23,741,876) for the Block C-1 Substitute Aircraft, Twenty-Three Million, Eight Hundred Eighty Thousand One Hundred Seventy-Six Dollars ($23,880,176) for the Block D-1 Substitute Aircraft, Twenty-Nine Million Five Hundred Seventy-Three Thousand One Hundred Seventy-Eight Dollars ($29,573,178) for the Block E Aircraft, Thirty Million Three Hundred Three Thousand Six Hundred Seventy-Eight Dollars ($30,303,678) for the Block F Aircraft, Thirty-One Million Six Hundred Twenty-Eight Thousand Eight Hundred Sixty-Six Dollars ($31,628,866) for the Block G Aircraft and Thirty-One Million Six Hundred Twenty One Thousand Seven Hundred Sixty Six Dollars ($31,621,766) for the Block H Aircraft, and (ii) such price adjustments applicable to such Aircraft as may be made pursuant to the provisions of this Agreement, including Article 7 (changes to Detail Specification) and Article 8 (FAA Requirements) or other written agreements executed by Buyer and Boeing.


4.     Article 5.1, entitled "Advance Payment Base Price", for the Block E
                              --------------------------
aircraft is revised by deleting the January 1995 aircraft and the associated advance payment base price and inserting the following:

       November 1994                                  $33,509,000

5.     Article 5.1, entitled "Advance Payment Base Price" is revised by
                              --------------------------
inserting after the Block G Aircraft the following:

                               Block H Aircraft
                               ----------------
                Month and Year of           Advance Payment Base
                Scheduled Delivery          Price per Aircraft
                ------------------          --------------------

                February 1995                   $32,692,000


                                     S18-7

6.     Article 5.2, entitled "Advance Payment Schedule" is revised by
                              ------------------------
inserting after the Block G Aircraft the following schedule for the Block H
Aircraft:

                                                       Amount Due per Aircraft
Due Date of Payment                                     Block H Aircraft
-------------------                                     ----------------

Upon execution of Supplemental                                  25%
Agreement No. 18

6 months prior to the first                                      5%
day of the scheduled delivery
month of the Aircraft                                           ---

                         Total                                  30%

7. The title and the first sentence in Article 7.3.2 is revised to be written as "The Block E, F, G and H Aircraft."

8.     A new Exhibit A-5, entitled "Aircraft Configuration - the Block H
                                    ------------------------------------
Aircraft," attached hereto, is incorporated into the Purchase Agreement by this
--------
reference.

9.     Exhibit D-3, entitled "Airframe and Engine Price Adjustment - the Block
                              ------------------------------------------------
G Aircraft"  is revised by adding "and Block H" after the letter G and before
----------
Aircraft in the title on page 1.

10.    Letter Agreement No. 6-1162-STE-1364 entitled "Additional Contractual
                                                      ----------------------
Matters" is revised by adding "and Block H" after the letter G and before
-------
Aircraft in the title of Article 2.5 and in the text of Article 2.5.

11. Boeing and Buyer agree that the provisions of Letter Agreement No. 6-1162-STE-1363 , dated July 23, 1987, shall apply to paragraph 10 of this Supplemental Agreement.



                                     S18-6

The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                           SOUTHWEST AIRLINES CO.



By:  /s/ R. Leo Lyons                        By:  /s/ Gary A. Barron
   -------------------------------              --------------------

Its:  Attorney-In-Fact                       Its: Executive V.P. & COO
    ------------------------------               ---------------------




                                     S18-7

                                  EXHIBIT A-5

                                      to

                          PURCHASE AGREEMENT NO. 1405

                              Dated July 13, 1994
                                   --------------

                                    between

                              THE BOEING COMPANY

                                      and

                            SOUTHWEST AIRLINES CO.

                            AIRCRAFT CONFIGURATION

                               BLOCK H AIRCRAFT

                                 MODEL 737-3H4



       The Detail Specification, referred to in Article 1 of the Purchase Agreement, is Boeing Detail Specification D6-76300-2 Revision Z dated February 15, 1994, as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Master Changes listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price.




                                     A-5-1

Exhibit A-5 to
Purchase Agreement No. 1405
Page 2



2523MP3102                                                                  N/C
   BILINGUAL PLACARD INSTALLATION




                                     S19-6

                         Supplemental Agreement No. 19

                                      to

                          Purchase Agreement No. 1405

                                    between

                              The Boeing Company

                                      and

                            SOUTHWEST AIRLINES CO.

                     Relating to Boeing Model 737 Aircraft


       THIS SUPPLEMENTAL AGREEMENT, entered into as of the 21st day of November, 1994, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation with its principal office in the City of Dallas, State of Texas, (hereinafter called Buyer);


                             W I T N E S S E T H:
                             - - - - - - - - - -

       WHEREAS, the parties hereto entered into that certain Purchase Agreement No. 1405, dated July 23, 1987, relating to the purchase and sale of certain Boeing Model 737 aircraft (the "Aircraft"), which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;" and

       WHEREAS, Buyer has agreed to purchase five (5) additional aircraft delivering in July 1995 (1), October 1995 (2) and November 1995 (2) and to revise the delivery month of one (1) aircraft from April 1995 to March 1995;

       NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.     Article 1, entitled "Subject Matter of Sale" is deleted in its entirety
                            ----------------------
and replaced by the following new Article 1:





                                     S19-7

ARTICLE 1.    Subject Matter of Sale.
              ----------------------

              ARTICLE 1.  Subject Matter of Sale.
                          ----------------------

              Subject to the provisions of this Agreement, Boeing shall sell and deliver to Buyer, and Buyer shall purchase from Boeing eighteen (18) Boeing Model 737-5H4 aircraft (hereinafter sometimes referred to as the "Block A and Block B" Aircraft) to be manufactured by Boeing in accordance with Boeing Detail Specification D6-38500-3 (which includes CFM International, Inc. CFM56-3-B1 engines), dated July 23, 1987 (as described in Exhibit A attached to the Purchase Agreement), twenty-three (23) Boeing Model 737-3H4 Aircraft (hereinafter sometimes referred to as the Block C-1 and Block D-1 Substitute Aircraft) to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. T (which includes CFM International, Inc. CFM56-3-B1 engines), dated September 19, 1989 (as described in Exhibit A-1 attached to the Purchase Agreement), seven (7) Boeing Model 737-5H4 aircraft (hereinafter sometimes referred to as the "Block C Aircraft) to be manufactured by Boeing in accordance with Boeing Detail Specification D6-38500-3 (which includes CFM International, Inc. CFM56-3-B1 engines), dated June 7, 1989, thirty-four (34) Model 737-3H4 aircraft (hereinafter referred to as the "Block E Aircraft" to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. W (which includes CFM International, Inc. CFM56-3-B1 engines) dated May 22, 1992, (as described in Exhibit A-2 attached to the Purchase Agreement), three
(3) Model 737-3H4 aircraft (hereinafter referred to as the "Block F Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. X (which includes CFM International, Inc. CFM56-3-B1 engines) dated February 26, 1993, (as described in Exhibit A-3 attached to the Purchase Agreement), twelve (12) Model 737-3H4 aircraft (hereinafter referred to as the "Block G Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. Z (which includes CFM International, Inc. CFM56-3-B1 engines) dated February 15, 1994 (as further described in Exhibit A-4 attached to the Purchase Agreement), four (4) Model 737-3H4 aircraft (hereinafter referred to as the "Block H Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. Z (which includes CFM International, Inc. CFM56-3-B1 engines) dated February 15, 1994 (as further described in Exhibit A-5 attached to the Purchase Agreement) and five (5) Model 737-3H4 aircraft (hereinafter referred to as the "Block I Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. AA (which includes CFM International, Inc. CFM56-3-B1 engines) dated May 11, 1994 as further described in Exhibit A-6 attached to the Purchase Agreement and as such Detail


                                     S19-6

Specifications may be modified from time to time in accordance with the terms and conditions of Article 7 herein. Such Detail Specifications as so modified are by this reference incorporated in this Agreement and are hereinafter referred to as the "Detail Specification." In connection with the sale and purchase of the Aircraft, Boeing shall also deliver to Buyer such other things as may be required by this Agreement including data, documents, training and services. All Block A, Block B, Block C, Block C-1 Substitute, Block D-1 Substitute, Block E, Block F, Block G, Block H and Block I Aircraft are referred to individually and collectively as the "Aircraft" or "AIRCRAFT."

2. Article 2.1, entitled "Time of Delivery" is deleted in its entirety and replaced by the following new article 2.1 which revises the contract delivery month of one (1) of the April 1995 aircraft to March 1995 and adds the Block I
Aircraft:

       2.1 Time of Delivery. Each Aircraft shall be delivered to Buyer assembled and ready for flight, and Buyer shall accept delivery of such Aircraft, during the months set forth in the following schedule or such earlier months as mutually agreed between Boeing and Buyer:

       Month and Year
       of Delivery                                    Quantity of Aircraft
       --------------                                 --------------------
                                    Block A
                                    -------
       February 1990                                       One   (1)
       March 1990                                          Two   (2)
       April 1990                                          Two   (2)
       May 1990                                            One   (1)
       August 1990                                         Two   (2)
       September 1990                                      Two   (2)
       May 1991                                            Two   (2)
       September 1991                                      One   (1)

                                    Block B
                                    -------
       February 1991                                       One   (1)
       May 1991                                            Two   (2)
       September 1991                                      Two   (2)

                                    Block C
                                    -------
       February 1992                                       Three (3)
       May 1992                                            Four  (4)




                                     S19-7

                                   Block C-1
                              Substitute Aircraft
                              -------------------
       June 1992                                  Two   (2)
       July 1992                                  One   (1)
       February 1993                              Three (3)
       May 1993                                   Four  (4)
       August 1993                                Two   (2)
       September 1993                             One   (1)

                                   Block D-1
                              Substitute Aircraft
                              -------------------

       February 1994  Three (3)
       May 1994 Four  (4)
       September 1994  Three (3)

                               Block F Aircraft
                               ----------------

       July 1994                                  Two   (2)
       September 1994                             One   (1)

                               Block E Aircraft
                               ----------------

       November 1994                              Two   (2)
       March 1995                                 One   (1)
       April 1995                                 Two   (2)
       May 1995                                   Two   (2)
       September 1995                             Two   (2)
       October 1995                               Three (3)
       March 1996                                 Two   (2)
       April 1996                                 Three (3)
       May 1996                                   Two   (2)
       July 1996                                  Two   (2)
       August 1996                                One   (1)
       September 1996                             Two   (2)
       January 1997                               Four  (4)
       June 1997                                  Four  (4)
       August 1997                                Two   (2)

                               Block G Aircraft
                               ----------------

       July 1995                                  Two   (2)
       August 1995                                Two   (2)
       September 1995                             Two   (2)
       January 1996                               Three (3)
       March 1996                                 One   (1)
       June 1996                                  Two   (2)

                               Block H Aircraft
                               ----------------

       February 1995                              Four  (4)

                                     S19-6

                               Block I Aircraft
                               ----------------
       July 1995                                           One (1)
       October 1995                                        Two (2)
       November 1995                                       Two (2)

3.     Article 3.1, entitled "Basic Price" is deleted in its entirety and
                              -----------
replaced by the following new article 3.1 which adds the Basic Price for the Block I Aircraft:

       3.1      Basic Price. The basic price of each Aircraft shall be equal to
                -----------
the sum of (i) Twenty Million Five Hundred Seventy-Three Thousand One Hundred Twenty-Six Dollars ($20,573,126) for the Block A and Block B Aircraft, Twenty Million, Six Hundred Three Thousand, Seven Hundred Twenty-Six Dollars ($20,603,726) for the Block C Aircraft, Twenty-Three Million Seven Hundred Forty-One Thousand Eight Hundred Seventy-Six Dollars ($23,741,876) for the Block C-1 Substitute Aircraft, Twenty-Three Million, Eight Hundred Eighty Thousand One Hundred Seventy-Six Dollars ($23,880,176) for the Block D-1 Substitute Aircraft, Twenty-Nine Million Five Hundred Seventy-Three Thousand One Hundred Seventy-Eight Dollars ($29,573,178) for the Block E Aircraft, Thirty Million Three Hundred Three Thousand Six Hundred Seventy-Eight Dollars ($30,303,678) for the Block F Aircraft, Thirty-One Million Six Hundred Twenty-Eight Thousand Eight Hundred Sixty-Six Dollars ($31,628,866) for the Block G Aircraft, Thirty-One Million Six Hundred Twenty One Thousand Seven Hundred Sixty Six Dollars ($31,621,766) for the Block H Aircraft, Thirty-Two Million Sixty-Five Thousand Four Hundred Fifty Eight Dollars ($32,065,458) for the Block I Aircraft and (ii) such price adjustments applicable to such Aircraft as may be made pursuant to the provisions of this Agreement, including Article 7 (changes to Detail Specification) and Article 8 (FAA Requirements) or other written agreements executed by Buyer and Boeing.

4.     Article 5.1, entitled "Advance Payment Base Price", for the Block E
                              --------------------------
aircraft is revised by inserting the March 1995 aircraft and the associated advance payment base price:

       March 1995                                $32,879,000

5.     Article 5.1, entitled "Advance Payment Base Price" is revised by
                              --------------------------
inserting after the Block H Aircraft the following:



                                     S19-7

                               Block I Aircraft
                               ----------------

       Month and Year of                              Advance Payment Base
       Scheduled Delivery                             Price per Aircraft
       ------------------                             ---------------------

       July 1995                                           $33,376,000
       October 1995                                        $33,637,000
       November 1995                                       $33,726,000


6.     Article 5.2, entitled "Advance Payment Schedule" is revised by inserting
                              ------------------------
after the Block H Aircraft the following schedule for the Block I Aircraft:

                                          Amount Due per Aircraft
                                              Block I Aircraft
                                            --------------------
Due Date of Payment              Jul 1995       Oct 1995       Nov 1995
-------------------

Upon execution of                 25%            20%             20%
Supplemental
Agreement No. 19

12 months prior to the            ---            ---             ---
first day of the scheduled
delivery month of the
Aircraft

9 months prior to the first       ---             5%              5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first        5%             5%              5%
day of the scheduled delivery
month of the Aircraft
                              -----------------------------------------
               Total              30%            30%             30%

7. The title and the first sentence in Article 7.3.2 is revised to be written as "The Block E, F, G H and I Aircraft."

8.     A new Exhibit A-6, entitled "Aircraft Configuration - the Block I
                                    ------------------------------------
Aircraft," attached hereto, is incorporated into the Purchase Agreement by this
--------
reference.

9.     Exhibit D-4, entitled "Airframe and Engine Price Adjustment - the Block
                              ------------------------------------------------
I Aircraft" attached hereto, is incorporated into the Purchase Agreement by this
----------
reference.

10.    Letter Agreement No. 1405-6R3 entitled "Option Aircraft" is revised in
Article 5, paragraph 5.1 by deleting the phrase "thirty (30) months" and inserting the phrase "twenty (20) months."


                                     S19-6

11.    Letter Agreement No. 6-1162-STE-1364 entitled "Additional Contractual
                                                      ----------------------
Matters" is revised in the title of Article 2.5 and in the text of Article 2.5
-------
by deleting the word "and" and inserting a comma after the letter G and adding "and Block I" after the letter H and before Aircraft

12. A new paragraph 12 is incorporated into Letter Agreement No. 6-1162-STE-1364, dated July 23, 1987, by this reference. "Boeing will issue to Buyer at the time of delivery of the July 1995 Block I Aircraft a credit memorandum in the amount of $153,000. Such credit memorandum will be applied to the final delivery price of the July 1995 Block I Aircraft. The credit memorandum is for Buyer's 737-300 simulator data for the Heads Up Display System."

13. Boeing and Buyer agree that the provisions of Letter Agreement No. 6-1162-STE-1363 , dated July 23, 1987, shall apply to paragraph 11 and 12 of this Supplemental Agreement.

The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.


THE BOEING COMPANY                             SOUTHWEST AIRLINES CO.



By:  /s/ R. L, Lyons                           By: /s/ Gary J. Barron
   --------------------------------               ----------------------

Its:  Attorney-In-Fact                         Its: Executive V.P. & COO
    --------------------------------               ---------------------




                                     S19-3

                                  EXHIBIT A-6

                                      to

                          PURCHASE AGREEMENT NO. 1405

                          Dated______________________

                                    between

                              THE BOEING COMPANY

                                      and

                            SOUTHWEST AIRLINES CO.

                            AIRCRAFT CONFIGURATION

                               BLOCK I AIRCRAFT

                                 MODEL 737-3H4



       The Detail Specification, referred to in Article 1 of the Purchase Agreement, is Boeing Detail Specification D6-76300-2 Revision AA dated May 11, 1994 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Master Changes listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price.




                                     A-6-1

Exhibit A-6 to
Purchase Agreement No. 1405
Page 2

                                                               PRICE PER
CHANGE REQUEST                                                 AIRCRAFT
   NO./TITLE                                                 (1994 STE $)
--------------                                               ------------

3342MP3018                                                           N/C
   Illuminated Sidewall
   Mounted overwing
   Exit Sign - Reposition



                                     A-6-2

                     AIRFRAME AND ENGINE PRICE ADJUSTMENT

                                    between

                              THE BOEING COMPANY

                                      and

                            SOUTHWEST AIRLINES CO.




                 Exhibit D-4 to Purchase Agreement Number 1405

                            PRICE ADJUSTMENT DUE TO
                            -----------------------
                             ECONOMIC FLUCTUATIONS
                             ---------------------
                           AIRFRAME PRICE ADJUSTMENT
                           -------------------------
                            (July 1994 Base Price)
                             --------------------


                             The Block I Aircraft
                             --------------------

1.     Formula.
       -------
       The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

       Pa = (P)(L + M - 1)

       Where:

       Pa = Airframe Price Adjustment.

       L =  .65 x  ECI
                  -----
                  125.9

       M =  .35 x  ICI
                  -----
                  118.5

       P = Aircraft Basic Price (as set forth in Article 3.2 of this Agreement) less the base price of Engines (as defined in this Exhibit D) in the amount of $6,277,658.

     ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.



                                     D-4-1

      ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

       In determining the value of L, the ratio of ECI divided by 125.9 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

       In determining the value of M, the ratio of ICI divided by 118.5 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                            Months to be Utilized
Month of Scheduled                          in Determining the
Aircraft Delivery                           Value of ECI and ICI
-----------------                           -------------------------

January                                     June  B, July  B, Aug.  B
February                                    July  B, Aug.  B, Sept. B
March                                       Aug.  B, Sept. B, Oct.  B
April                                       Sept. B, Oct.  B, Nov.  B
May                                         Oct.  B, Nov.  B, Dec.  B
June                                        Nov.  B, Dec.  B, Jan.  D
July                                        Dec.  B, Jan.  D, Feb.  D
August                                      Jan.  D, Feb.  D, Mar.  D
September                                   Feb.  D, Mar.  D, Apr.  D
October                                     Mar.  D, Apr.  D, May   D
November                                    Apr.  D, May   D, June  D
December                                    May   D, June  D, July  D

The following definitions of B and D will apply:

       B  =  The calendar year before the year in which the scheduled month of
                               ------
             delivery as set forth in Article 2.1 occurs.

       D  =  The calendar year during which the scheduled month of delivery as
                               ------
             set forth in Article 2.1 occurs.




                                     D-4-2

Exhibit D-4
Page 3



2. If at the time of delivery of an Aircraft Boeing is unable to determine the Airframe Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

       2.1 The Airframe Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

       2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Airframe Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.




                                     D-4-3

Exhibit D
Page 4



       2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1994, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment.

Note:  Any rounding of a number, as required under this Exhibit D-4 with respect
---- to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.



                                     D-4-4

Exhibit D
Page 7


              ENGINE PRICE ADJUSTMENT - CFM INTERNATIONAL, INC.
               -------------------------------------------------
                               (1994 BASE PRICE)
                               -----------------

(a) The Aircraft Basic Price of each Aircraft set forth in Article 3.1 of this Agreement includes an aggregate price for CFM56-3-B1 engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D called "Engines") of Six Million Two Hundred Seventy-Seven Thousand Six Hundred Fifty Eight Dollars ($6,277,658). The adjustment in Engine price applicable to each Aircraft ("Engine Price Adjustment" herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

       D1  =  (Pb x  CPI  ) - Pb
                    ------
                    133.18

(b)  The following definitions will apply herein:

       D1  =  Engine Price Adjustment

       Pb  =  Aggregate Engine Base Price as set forth in Paragraph (a) above.

       CPI = The Composite Price Index as determined in accordance with the formula set forth below. The Index values referred to below, to be used in determining the CPI, will be for the ninth month prior to the month of scheduled Aircraft delivery. Such Index values will be those prepared by the Bureau of Labor Statistics, U.S. Department of Labor.

              CPI =  L + M1 + M2 + M3

              L   =  The Labor Index for such month will be the quotient,
                     expressed as a decimal and rounded to the nearest thousandth, of the "Hourly Earnings of Aircraft Engines and Engine Parts Production Workers" SIC 3724, for such month divided by Eleven Dollars and Sixteen Cents ($11.16). Such quotient will be multiplied by 100 and then by fifty-five percent (55%) with the value resulting from the latter multiplication expressed as a decimal and rounded to the nearest hundredth.

Exhibit D
Page 6



              M1  =  The Industrial Commodities Index for such month will be equal to ten percent (10%) of the Producer Price Index for "all commodities other than Farm and Foods," Code 3-15, (Base Year 1982 = 100) for such month, expressed as a decimal and rounded to the nearest hundredth.

              M2  =  The Metals and Metal Products Index for such month will be equal to twenty-five percent (25%) of the Producer Price Index for "Metals and Metal Products," Code 10, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

              M3  =  The Fuel Index for such month will be equal to ten percent
                     (10%) of the Producer Price Index for "Fuel and Related Products and Power," Code 5, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

   133.18  =  Composite Price Index for October, 1993.

The factor (CPI divided by 133.18) by which the Aggregate Engine Base Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth.

The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine base price.

(c) The values of the Average Hourly Earnings and Producer Price Indices used in determining the Engine Price Adjustment will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the scheduled Aircraft delivery to Buyer. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

(d) If the U.S. Department of Labor, Bureau of Labor Statistics (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data) or (ii) discontinues publication of any of the data referred to above, CFMI agrees to meet

Exhibit D
Page 7



jointly with Boeing and Buyer to jointly select a substitute for the revised or discontinued data; such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the Engine Price Adjustment provisions set forth above will be made to accomplish this result for the affected Engines.

In the event the Engine price escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, CFMI agrees to meet with Boeing and Buyer to jointly agree, to the extent such parties may lawfully do so, to adjust equitably the purchase price of any affected Engine(s) to reflect an allowance for increases in labor, material and fuel costs that have occurred from the period represented by the CPI to the ninth month preceding the month of scheduled delivery of the applicable aircraft.

NOTE:  Any rounding of a number, as required under this Exhibit D-4 with respect
---- to escalation of the Engine price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.




                                      D-7